                                                                    Exhibit 10.4



                             AMENDED AND RESTATED
                              GUARANTY AGREEMENT


                           Dated as of July 8, 1998


                                      by

                              Ocean Energy, Inc.,
                            a Delaware corporation,


                                  in favor of



                      The Chase Manhattan Bank of Canada,
                           as Administrative Agent,


                                      and


         The Lenders Now or Hereafter Parties To The Credit Agreement

                                 TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
                          Article I Definitions and Accounting Matters

     Section 1.01  Terms Defined In Recitals..............................................   1
     Section 1.02  Certain Definitions....................................................   1
     Section 1.03  Credit Agreement Definitions...........................................   2

                                  Article II The Guaranty
     Section 2.01  Obligations Guaranteed.................................................   2
     Section 2.02  Nature of Guaranty.....................................................   2
     Section 2.03  Lenders' Rights........................................................   2
     Section 2.04  Guarantor's Waivers....................................................   3
     Section 2.05  Maturity of Obligations; Payment.......................................   3
     Section 2.06  Lenders' Expenses......................................................   3
     Section 2.07  Obligation.............................................................   3
     Section 2.08  Events and Circumstances Not Reducing or Discharging the Guarantor's
                     Obligations..........................................................   3
     Section 2.09  Subrogation............................................................   5

                            Article III Representations and Warranties
     Section 3.01  By the Guarantor.......................................................   5

                             Article IV Subordination of Indebtedness
     Section 4.01  Subordination of All Guarantor Claims..................................   6
     Section 4.02  Claims in Bankruptcy...................................................   6
     Section 4.03  Payments Held in Trust.................................................   6
     Section 4.04  Liens Subordinate......................................................   7
     Section 4.05  Notation of Records....................................................   7

                                     Article V Miscellaneous
     Section 5.01  Successors and Assigns.................................................   7
     Section 5.02  Notices................................................................   7
     Section 5.03  Authority of Administrative Agent......................................   7
     Section 5.04  CONSTRUCTION...........................................................   8
     Section 5.05  Waivers................................................................   8
     Section 5.06  Judgment Currency......................................................   8
     Section 5.07  Amendment and Restatement..............................................   9
     Section 5.08  Survival of Obligations................................................   9
     Section 5.09  Subject to the Intercreditor Agreement.................................   9
     Section 5.10  Status as Specified or Designated Senior Indebtedness..................   9

                                 AMENDED AND RESTATED
                                 GUARANTY AGREEMENT

          This Amended and Restated Guaranty Agreement dated as of July 8, 1998, is by Ocean Energy, Inc., a corporation duly organized and validly existing under the laws of the state of Delaware ("Guarantor"), in favor of each of the following: each of the financial institutions that is now or hereafter a party to the Credit Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"); and The Chase Manhattan Bank of Canada, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                 Recitals

     A. Ocean Energy Resources Canada, Ltd., a company continued under the laws of the Province of British Columbia (the "Company"), the Administrative Agent and the Lenders have executed that certain Amended and Restated Credit Agreement of even date herewith (such credit agreement, as amended, the "Credit Agreement").

     B. One of the terms and conditions stated in the Credit Agreement for the making of the loans and extensions of credit described in the Credit Agreement is the execution and delivery to the Administrative Agent and the Lenders of this Guaranty Agreement.

     C. NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce the Lenders to enter into the Credit Agreement, and (iii) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

                                   Article I
                      DEFINITIONS AND ACCOUNTING MATTERS

     SECTION 1.01 TERMS DEFINED IN RECITALS. As used in this Guaranty Agreement, the terms defined in the Recitals shall have the meanings indicated in the Recitals.

     SECTION 1.02 CERTAIN DEFINITIONS. As used in this Guaranty Agreement, including the Recitals, the following terms shall have the following meanings, unless the context otherwise requires:

     "Guarantor Claims" shall have the meaning indicated in Section 4.01.

     "Guaranty Agreement" shall mean this Amended and Restated Guaranty Agreement, as the same may from time to time be amended or supplemented.

     "Obligations" shall mean (a) the payment and performance of all present and future indebtedness, obligations and liabilities of the Company and/or the Guarantor to the Administrative Agent and the Lenders under the Credit Agreement, including but not limited to, (i) the full and punctual payment of the Notes issued thereunder, and any and all promissory notes given in substitution for such Notes or in modification, renewal, extension or rearrangement thereof in whole or in part, and (ii) the Acceptance Exposure under all Bankers Acceptances now outstanding or hereafter issued under the Credit Agreement; (b) all obligations of the Guarantor under this Guaranty Agreement; and (c) all interest (whether pre- or post petition), charges, expenses, reasonable attorneys' or other fees and any other sums payable to the Administrative Agent and the Lenders in connection with the execution, administration or enforcement of any of their rights and remedies hereunder or any other Loan Document.

     SECTION 1.03 CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein, all terms beginning with a capital letter which are not defined herein shall have the meaning ascribed such terms in the Credit Agreement and in the Amended and Restated Global Credit Agreement dated of even date herewith among Guarantor, each of the financial institutions that is now or hereafter a party thereto (collectively, the "U.S. Lenders"); Chase Bank of Texas, National Association, as administrative agent for the U.S. Lenders, Morgan Guaranty Trust Company of New York, as syndication agent for the U.S. Lenders, Barclays Bank PLC, as documentation agent for the U.S. Lenders, and ABN Amro Bank, N.V., Bank of America National Trust & Savings Association, Paribas, NationsBank, N.A., Societe Generale, Southwest Agency and Wells Fargo Bank (Texas), N.A., , as co-agents for the U.S. Lenders.

                                  ARTICLE II
                                 THE GUARANTY

     SECTION 2.01 OBLIGATIONS GUARANTEED. The Guarantor hereby irrevocably and unconditionally guarantees the prompt payment at maturity of the Obligations.

     SECTION 2.02 NATURE OF GUARANTY. This guaranty is an absolute, irrevocable, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Obligations or any extension of credit already or hereafter contracted by or extended to the Company need be given to the Guarantor. The guaranty evidenced hereby is joint and several with all other guarantees of the Obligations. This guaranty may not be revoked by the Guarantor and shall continue to be effective with respect to debt under the Obligations arising or created after any attempted revocation by the Guarantor and shall remain in full force and effect until the Obligations are paid in full and the Aggregate Commitments are terminated, notwithstanding that from time to time prior thereto no Obligations may be outstanding. The Company, the Administrative Agent and the Lenders may modify, alter, rearrange, extend for any period and/or renew from time to time, the Obligations and the Administrative Agent and the Lenders may waive any Defaults or Events of Default without notice to the Guarantor and in such event the Guarantor will remain fully bound hereunder on the Obligations. Subject to the terms of the Credit Agreement, this Guaranty Agreement may be enforced by the Administrative Agent and/or the Lenders and any subsequent holder of the Obligations and shall not be discharged by the assignment or negotiation of all or part of the Obligations. The Guarantor hereby expressly waives presentment, demand, notice of non-payment, protest and notice of protest and dishonor, notice of Event of Default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any other notice in connection with the Obligations, and also notice of acceptance of this Guaranty Agreement, acceptance on the part of the Administrative Agent and the Lenders being conclusively presumed by their request for this Guaranty Agreement and delivery of the same to the Administrative Agent.

     SECTION 2.03 LENDERS' RIGHTS. Subject to the terms of the Credit Agreement, the Guarantor authorizes the Lenders (or the Administrative Agent on behalf of the Lenders), without notice or demand and without affecting the Guarantor's obligation hereunder, to take and hold agreed-upon security for the payment of the Obligations, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine; and to obtain a guaranty of the Obligations from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties.

     SECTION 2.04 GUARANTOR'S WAIVERS. The Guarantor waives any right to require the Administrative Agent and the Lenders to (a) proceed against the Company or any other Person liable on the Obligations, (b) enforce their rights against any other guarantor of the Obligations, (c) proceed or enforce their rights against or exhaust any security given to secure the Obligations, (d) have the Company joined with the Guarantor in any suit arising out of this Guaranty Agreement and/or the Obligations, or (e) pursue any other remedy whatsoever. Neither the Administrative Agent nor the Lenders shall be required to mitigate damages or take any action to reduce, collect or enforce the Obligations. The Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Company or any other guarantor of the Obligations, and shall remain liable hereon regardless of whether the Company or any other guarantor be found not liable thereon for any reason.

     SECTION 2.05 MATURITY OF OBLIGATIONS; PAYMENT. The Guarantor agrees that if the maturity of the Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to the Guarantor. The Guarantor will, forthwith upon notice from the Administrative Agent of the Company's failure to pay the Obligations at maturity, pay to the Administrative Agent for the benefit of the Administrative Agent and the Lenders at the Administrative Agent's Principal Office, the amount due and unpaid by the Company and guaranteed hereby. The failure of the Administrative Agent to give this notice shall not in any way release the Guarantor hereunder.

     SECTION 2.06 LENDERS' EXPENSES. If the Guarantor fails to pay the Obligations after notice from the Administrative Agent of the Company's failure to pay any Obligations at maturity (whether by acceleration or otherwise), and if the Administrative Agent or the Lenders obtain the services of an attorney for collection of amounts owing by the Guarantor hereunder, or obtain advice of counsel in respect of any of their rights under this Guaranty Agreement, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, receivership or other judicial proceedings for the establishment or collection of any amount owing by the Guarantor hereunder, or if any amount owing by the Guarantor hereunder is collected through such proceedings, the Guarantor agrees to pay to the Administrative Agent at its Principal Office the reasonable attorneys' fees of the Administrative Agent and the Lenders.

     SECTION 2.07 OBLIGATION. It is expressly agreed that the obligation of the Guarantor for the payment of the Obligations guaranteed hereby shall be primary and not secondary.

     SECTION 2.08 EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING THE GUARANTOR'S OBLIGATIONS. The Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, agrees that its obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which it might otherwise have as a result of or in connection with any of the following:

     (a) Modifications, etc. Any renewal, extension, modification, or increase in the amount of the Aggregate Commitments as in effect on the Effective Date, decrease, alteration or rearrangement of all or any part of the Obligations, any Loan Document or any instrument executed in connection therewith, or any contract or understanding between the Company, any Agent and/or the Lenders, or any other Person, pertaining to the Obligations;

     (b) Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Administrative Agent or the Lenders to the Company or the Guarantor or any Person liable on the Obligations;

     (c) Condition of the Company or the Guarantor. The insolvency, bankruptcy, arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of the Company or the Guarantor or any other Person at any time liable for the payment of all or part of the Obligations; or any sale, lease or transfer of any or all of the assets of the Company or the Guarantor, or any changes in the shareholders of the Company or the Guarantor;

     (d) Invalidity of Obligations. The invalidity, illegality or unenforceability of all or any part of the Obligations or any Loan Document, including the Notes, for any reason whatsoever, including without limitation the fact that the Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Obligations or any part thereof is ultra vires, the officers or representatives executing any Loan Document or otherwise creating the Obligations acted in excess of their authority, the Obligations violate applicable usury laws, the Company has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Obligations wholly or partially uncollectible from the Company, the creation, performance or repayment of the Obligations (or the execution, delivery and performance of any Loan Document) is illegal, uncollectible, legally impossible or unenforceable, or the Credit Agreement, the Notes or other Loan Documents have been forged or otherwise are irregular or not genuine or authentic;

     (e) Release of Obligors. Any full or partial release of the obligation of the Company on the Obligations or any part thereof, of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Obligations or any part thereof, it being recognized, acknowledged and agreed by the Guarantor that the Guarantor may be required to pay the Obligations in full without assistance or support of any other Person, and the Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that other parties other than the Company will be liable to perform the Obligations, or that the Administrative Agent and the Lenders will look to other parties to perform the Obligations;

     (f) Security. The taking or accepting of any security, collateral or guaranty, or other assurance of payment, for all or any part of the Obligations;

     (g) Release of Collateral, etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, Property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations;

     (h) Care and Diligence. The failure of any Agent or any Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, Property or security;

     (i) Status of Liens. The fact that any collateral, security or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by the Guarantor that the Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Obligations;

     (j) Payments Rescinded. Any payment by the Company to any Agent or Lender is held to constitute a preference under the bankruptcy laws, or for any reason an Agent or Lender is required to refund such payment or pay such amount to the Company or someone else; or

     (k) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Credit Agreement or the other Loan Documents, the Obligations, or the security and collateral therefor, whether or not such action or omission prejudices the Guarantor or increases the likelihood that the Guarantor will be required to pay the Obligations pursuant to the terms hereof; it being the unambiguous and unequivocal intention of the Guarantor that the Guarantor shall be obligated to pay the Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Obligations.

     SECTION 2.09 SUBROGATION. Until the Obligations have been paid in full and the Aggregate Commitments terminated, the Guarantor hereby waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against the Company which arises out of this Guaranty Agreement or from the performance by the Guarantor hereunder, including without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, or participation in any such claim, right or remedy of any other Person against the Company. The Guarantor further waives any benefit of any right to participate in any security now or hereafter held by the Administrative Agent and/or the Lenders.

                                 Article III
                        REPRESENTATIONS AND WARRANTIES

     SECTION 3.01 BY THE GUARANTOR. In order to induce the Administrative Agent and the Lenders to accept this Guaranty Agreement, the Guarantor represents and warrants to the Lender Group (which representations and warranties will survive the creation of the Obligations and any extension of credit thereunder) that:

     (a) Benefit to the Guarantor. The Company is a wholly-owned Subsidiary of the Guarantor; and the Guarantor's guaranty pursuant to this Guaranty Agreement reasonably may be expected to benefit, directly or indirectly, the Guarantor; and the Guarantor has determined that this Guaranty Agreement is necessary and convenient to the conduct, promotion and attainment of the business of the Guarantor and the Company.

     (b) Solvency. It (i) is not insolvent as of the date hereof and will not be rendered insolvent as a result of this Guaranty Agreement or the transactions contemplated by the Credit Agreement or the making of the Loans or issuance of Bankers Acceptances thereunder, (ii) is not engaged in a business or a transaction, or about to engage in a business or a transaction, for which any Property or assets remaining with the Guarantor constitute unreasonably small capital, and (iii) does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

     (c) No Representation by Administrative Agent or Lenders. Neither any Agent, Lender nor any other Person has made any representation, warranty or statement to the Guarantor in order to induce the Guarantor to execute this Guaranty Agreement.

                                  Article IV
                         SUBORDINATION OF INDEBTEDNESS

     SECTION 4.01 SUBORDINATION OF ALL GUARANTOR CLAIMS. As used herein, the term "Guarantor Claims" shall mean all debts and obligations of the Company to the Guarantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantor. Except for payments permitted by the Credit Agreement, until the Obligations shall be paid and satisfied in full, the Aggregate Commitments are terminated and the Guarantor shall have performed all of its obligations hereunder and the Loan Documents to which it is a party, the Guarantor shall not receive or collect, directly or indirectly, from the Company any amount upon the Guarantor Claims.

     SECTION 4.02 CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving the Company, the Administrative Agent on behalf of the Administrative Agent and the Lenders shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. The Guarantor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Administrative Agent and the Lenders. Should any Agent or Lender receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to the Guarantor, and which, as between the Company and the Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment in full of the Obligations, the Guarantor shall become subrogated to the rights of the Administrative Agent and the Lenders to the extent that such payments to the Administrative Agent and the Lenders on the Guarantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if the Administrative Agent and the Lenders had not received dividends or payments upon the Guarantor Claims.

     SECTION 4.03 PAYMENTS HELD IN TRUST. In the event that notwithstanding Sections 4.01 and 4.02, the Guarantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, the Guarantor agrees (a) to hold in trust for the Administrative Agent and the Lenders an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders; and the Guarantor covenants promptly to pay the same to the Administrative Agent.

     SECTION 4.04 LIENS SUBORDINATE. The Guarantor agrees that, until the Obligations are paid in full and the Aggregate Commitments terminated, any Liens upon the Company's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any Liens upon the Company's assets securing payment of the Obligations, regardless of whether such encumbrances in favor of the Guarantor, any Agent or Lender presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, the Guarantor, during the period in which any of the Obligations are outstanding or the Aggregate Commitments are in effect, shall not (a) exercise or enforce any creditor's right it may have against the Company, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any Lien, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of the Company held by the Guarantor.

     SECTION 4.05 NOTATION OF RECORDS. All promissory notes and, upon the request of the Administrative Agent, all accounts receivable ledgers or other evidence of the Guarantor Claims accepted by or held by the Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

                                   Article V
                                 MISCELLANEOUS

     SECTION 5.01 SUCCESSORS AND ASSIGNS. This Guaranty Agreement is and shall be in every particular available to the successors and assigns of the Administrative Agent and the Lenders and is and shall always be fully binding upon the legal representatives, successors and assigns of the Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization or other event affecting either the Company or the Guarantor.

     SECTION 5.02 NOTICES. Any notice or demand to the Guarantor under or in connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received in the manner and to the address of the Guarantor as provided for in the Credit Agreement.

     SECTION 5.03 AUTHORITY OF ADMINISTRATIVE AGENT. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guaranty Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting; and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

     SECTION 5.04 CONSTRUCTION. THIS GUARANTY AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ALBERTA, CANADA.

     SECTION 5.05 WAIVERS. THE GUARANTOR AND EACH LENDER AND THE ADMINISTRATIVE AGENT BY ITS ACCEPTANCE HEREOF HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGREEMENT OR ANY LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 5.05.

     SECTION 5.06 JUDGMENT CURRENCY. This is an international loan transaction in which the specification of Canadian Dollars or U.S. Dollars is of the essence, and the stipulated currency shall in each instance be the Currency of account and payment in all instances. A payment obligation in one Currency hereunder (the "Original Currency") shall not be discharged by an amount paid in another currency (the "Other Currency"), whether pursuant to any judgment expressed in or converted into any Other Currency or in another place except to the extent that such tender or recovery results in the effective receipt by the payee of the full amount of the Original Currency payable to it under this Guaranty Agreement. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Original Currency into the Other Currency, the rate of exchange that shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Original Currency at the Principal Office with the Other Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Guarantor in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any other Loan Document (in this Section 5.06 called an "Entitled Person") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Other Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer the Original Currency to Toronto with the amount of the judgment currency so adjudged to be due; and the Guarantor hereby, as a separate obligation and notwithstanding any such judgment, agrees jointly and severally to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Original Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Original Currency hereunder exceeds the amount of the Original Currency so purchased and transferred.

     SECTION 5.07 AMENDMENT AND RESTATEMENT. This Amended and Restated Guaranty Agreement amends, restates, supersedes and replaces that certain Guaranty Agreement dated as of March 27, 1998, by and among the parties hereto, and such Guaranty Agreement shall be void and have no further effect.

     SECTION 5.08 SURVIVAL OF OBLIGATIONS. To the extent that any payments on the Obligations or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, rights, powers and remedies under this Guaranty Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Guarantor shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

     SECTION 5.09 SUBJECT TO THE INTERCREDITOR AGREEMENT. This Guaranty Agreement is subject to the terms of the Intercreditor Agreement which (a) subjects the ability of the Lender Group to pursue remedies hereunder to the prior consent of the U.S. Lenders and (b) sets forth a priority for the application of proceeds upon any disposition of amounts received hereunder.

     SECTION 5.10 STATUS AS SPECIFIED OR DESIGNATED SENIOR INDEBTEDNESS. The Guarantor hereby acknowledges and confirms that:

     (a) this Guaranty Agreement and the obligations of the Guarantor hereunder are "Senior Indebtedness" and "Specified Senior Indebtedness" under and for purposes of the 95 Indenture; and

     (b) this Guaranty Agreement and the obligations of the Guarantor hereunder are "Senior Indebtedness" and "Designated Senior Indebtedness" under and for purposes of the 96 Indenture, the 97 Indenture and the 98 Senior Subordinated Indenture;

and that as such, the Lender Group is entitled to the rights and privileges afforded holders of Senior Indebtedness, Specified Senior Indebtedness or Designated Senior Indebtedness, as applicable, under each of such Indentures.

     WITNESS THE EXECUTION HEREOF, effective as of the date first written above.


                              OCEAN ENERGY, INC., a Delaware corporation


                              By:
                                    Jonathan M. Clarkson
                                    Executive Vice President
                                    Chief Financial Officer

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